Exhibit 99.1

THE CHARLES SCHWAB CORPORATION

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-636-5847	Phone: 415-636-9869

SCHWAB REPORTS QUARTERLY RESULTS

SAN FRANCISCO, October 15, 2007 – The Charles Schwab Corporation announced today that its net income for the quarter ended September 30, 2007 was $1.5 billion, including a $1.2 billion after-tax gain on the sale of U.S. Trust. Income from continuing operations, which excludes the impact of U.S. Trust, was $323 million for the quarter. In comparison, the company reported income from continuing operations of $256 million and $230 million, respectively, for the second quarter of 2007 and third quarter of 2006.

	Three Months Ended —September 30,—		% Change	Nine Months Ended —September 30,—		% Change
Financial Highlights	2007	2006		2007	2006
Net revenues (in millions)(1)	$1,291	$1,066	21%	$3,649	$3,213	14%
Net income (in millions)	$1,534	$266	N/M	$2,099	$760	N/M
Diluted earnings per share	$1.28	$.21	N/M	$1.69	$.59	N/M
Pre-tax profit margin(1)	39.7%	35.8%		36.4%	34.4%
Return on stockholders’ equity	145%	23%		67%	22%

Results from continuing operations:
Income (in millions)	$323	$230	40%	$815	$667	22%
Diluted earnings per share	$.27	$.18	50%	$.66	$.52	27%

(1)	Amounts have been adjusted to summarize the impact of the sale of U.S. Trust, which was completed on July 1, 2007, in income from discontinued operations.

N/M	Not meaningful.

Chairman and CEO Charles Schwab commented, “We believe our progress in building stronger relationships with our clients and helping them achieve better financial results is reflected in our solid fundamentals during a summer marked by significant securities market volatility – new and existing clients brought $37.3 billion in net new assets to Schwab during the third quarter, up 66% from last year, and total client assets reached a record $1.441 trillion at month-end September. In addition, clients opened 183,000 new brokerage accounts during the third quarter – up 35% from the year-ago period – and we are now serving 212,000 bank accounts and 1.2 million retirement plan participants, up from 143,000 and 535,000, respectively, last September.”

CFO Joe Martinetto said, “Our non-trading revenues set another record at $1.1 billion for the third quarter, up 19% year-over-year, helped by the incremental interest revenue generated by temporarily investing the proceeds from the sale of U.S. Trust. In addition, strong trading activity pushed total revenues to $1.3 billion, up 21%. Our sustained expense discipline enabled us to increase our third quarter marketing investment by 42% over last year and still achieve a pre-tax profit margin of 39.7%. We also demonstrated our ongoing commitment to rigorous capital management in recent weeks by completing a $2.1 billion stock tender offer and a $1.2 billion special cash dividend, as well as issuing $550 million in medium-term notes and hybrid capital securities, which wrapped up our previously announced capital restructuring.”

Business highlights for the third quarter (data as of quarter-end unless otherwise noted):

Schwab Investor Services Business (SIS)

•	Client assets enrolled in Schwab advisory solutions = $57.3 billion, up 23% year-over-year.

•	Schwab Managed PortfoliosTM reached $4.1 billion at September 30, up 20% from the prior quarter.

•	Enhanced StreetSmart Pro®, Schwab’s platform for active traders, by adding new risk management tools, integrating Schwab Equity Ratings®, and incorporating new options trading capabilities.

•

Completed the transition of all SIS accounts into cost basis reporting on Schwab.com, enabling clients to view gain/loss information for the current period, as well as receive year end gain/loss reports.

Schwab Institutional® Business (SI)

•

Published a book chronicling the independent advisor industry–“The Age of Independent Advice: The Remarkable History of the Independent Investment Advisor Industry”–as part of SI’s 20th anniversary celebration.

•

Published the second Independent Advisor Outlook Study, which measured the current views of nearly 1,100 advisors on a variety of topics, including the economic and political landscape, market opportunities, and client concerns.

•

Produced the second RIA Benchmarking: Growth Trends Study, which provides each participating advisor with a customized report that measures growth, market and business development efforts, and organizational structure against peer firms and the industry as a whole.

Schwab Corporate and Retirement Services Business (SCRS)

•

The Schwab Managed Retirement Trust Funds™, a series of collective trust funds designed to provide retirement plan participants with access to non-proprietary, multi-manager target-date funds, reached $2.4 billion at September 30, up 93% year-over-year. These funds are available through plans administered by Schwab and other providers.

•

401(k) plan sponsors served by Schwab earned 20 awards in the Profit Sharing/401(k) Council of America 2007 Signature Awards program. This marks the third consecutive year where clients served by Schwab Education and Communications teams have earned more awards for excellence than firms served by any other provider.

Products and Infrastructure

•	For Charles Schwab Bank, N.A.:

•	Balance sheet assets = $13.3 billion, up 33% year-over-year.

•	Outstanding mortgage and home equity loans = $3.0 billion, up 36% year-over-year.

•	First mortgage originations during the quarter = $578 million.

•

The Charles Schwab Foundation pledged $1.25 million in charitable contributions to Texas Tech University and the University of California at Irvine to support and promote financial planning education for the next generation of investment professionals.

•	Launched an enhanced college planning site on Schwab.com offering information, guidance, and a comparison of the benefits and limitations of different savings vehicles.

About Charles Schwab

The Charles Schwab Corporation (Nasdaq: SCHW) is a leading provider of financial services, with more than 306 offices and 6.9 million client brokerage accounts, 1.2 million corporate retirement plan participants, 212,000 banking accounts, and $1.4 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Schwab Institutional division. The Charles Schwab Bank, N.A. (member FDIC) provides banking and mortgage services and products. CyberTrader®, Inc. (member SIPC, http://www.sipc.org) is an electronic trading technology and brokerage firm providing services to highly active, online traders. More information is available at www.schwab.com.

###

THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Net Revenues
Asset management and administration fees	$610	$489	$1,730	$1,427

Interest revenue	593	543	1,697	1,565
Interest expense	(160)	(183)	(491)	(502)

Net interest revenue	433	360	1,206	1,063

Trading revenue	218	167	618	604
Other	30	50	95	119

Total net revenues	1,291	1,066	3,649	3,213

Expenses Excluding Interest
Compensation and benefits	447	404	1,326	1,220
Professional services	81	73	236	207
Occupancy and equipment	70	64	208	192
Advertising and market development	44	31	162	135
Communications	50	42	150	133
Depreciation and amortization	39	39	117	119
Other	48	31	123	103

Total expenses excluding interest	779	684	2,322	2,109

Income from continuing operations before taxes on income	512	382	1,327	1,104
Taxes on income	(189)	(152)	(512)	(437)

Income from continuing operations	323	230	815	667
Income from discontinued operations, net of tax	1,211	36	1,284	93

Net Income	$1,534	$266	$2,099	$760

Weighted-Average Common Shares Outstanding — Diluted	1,201	1,277	1,242	1,289

Earnings Per Share — Basic
Income from continuing operations	$.27	$.18	$.66	$.52
Income from discontinued operations, net of tax	$1.02	$.03	$1.05	$.08
Net income	$1.29	$.21	$1.71	$.60
Earnings Per Share — Diluted
Income from continuing operations	$.27	$.18	$.66	$.52
Income from discontinued operations, net of tax	$1.01	$.03	$1.03	$.07
Net income	$1.28	$.21	$1.69	$.59

Dividends Declared Per Common Share	$1.050	$.030	$1.150	$.085

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q3-07 % change		2007			2006
(In millions, except per share amounts and as noted)	vs. Q3-06	vs. Q2-07	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net Revenues (1)
Asset management and administration fees	25%	4%	$610	$586	$534	$518	$489
Net interest revenue	20%	11%	433	389	384	371	360
Trading revenue	31%	10%	218	198	202	181	167
Other (2)	(40%)	(6%)	30	32	33	26	50

Total net revenues	21%	7%	1,291	1,205	1,153	1,096	1,066

Expenses Excluding Interest (1)
Compensation and benefits	11%	—	447	449	430	399	404
Professional services	11%	—	81	81	74	78	73
Occupancy and equipment	9%	—	70	70	68	68	64
Advertising and market development	42%	(15%)	44	52	66	54	31
Communications	19%	(2%)	50	51	49	47	42
Depreciation and amortization	—	—	39	39	39	38	39
Other	55%	23%	48	39	36	40	31

Total expenses excluding interest	14%	—	779	781	762	724	684

Income from continuing operations before taxes on income	34%	21%	512	424	391	372	382
Taxes on income (1)	24%	13%	(189)	(168)	(155)	(148)	(152)

Income from continuing operations	40%	26%	323	256	236	224	230
Income from discontinued operations, net of tax	N/M	N/M	1,211	36	37	243	36

Net Income	N/M	N/M	$1,534	$292	$273	$467	$266

Diluted earnings per share from continuing operations	50%	35%	$.27	$.20	$.19	$.18	$.18
Basic earnings per share	N/M	N/M	$1.29	$.24	$.22	$.37	$.21
Diluted earnings per share	N/M	N/M	$1.28	$.23	$.22	$.37	$.21
Dividends declared per common share	N/M	N/M	$1.050	$.050	$.050	$.050	$.030
Weighted-average common shares outstanding - diluted	(6%)	(4%)	1,201	1,257	1,266	1,274	1,277

Performance Measures
Pre-tax profit margin from continuing operations (1)			39.7%	35.2%	33.9%	33.9%	35.8%
Annualized return on stockholders’ equity			145%	23%	22%	39%	23%

Financial Condition (at quarter end, in billions)
Cash and investments segregated (3)	(14%)	3%	$9.4	$9.1	$10.5	$10.9	$10.9
Receivables from brokerage clients	9%	(1%)	$11.2	$11.3	$10.8	$10.9	$10.3
Loans to banking clients (3)	41%	15%	$3.1	$2.7	$2.4	$2.3	$2.2
Total assets	(17%)	(20%)	$39.3	$49.0	$47.3	$49.0	$47.1
Deposits from banking clients (3)	24%	7%	$12.5	$11.7	$11.4	$11.0	$10.1
Payables to brokerage clients	(6%)	1%	$18.9	$18.8	$19.1	$20.6	$20.2
Long-term debt (3)	50%	50%	$.6	$.4	$.4	$.4	$.4
Stockholders’ equity	(26%)	(33%)	$3.4	$5.1	$4.9	$5.0	$4.6

Other
Full-time equivalent employees (at quarter end, in thousands) (3, 4)	7%	—	12.9	12.9	13.0	12.4	12.1
Annualized net revenues per average full-time equivalent employee (in thousands) (1, 3, 5)	12%	8%	$400	$371	$366	$355	$356
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions) (3)	10%	(21%)	$34	$43	$39	$41	$31

Clients’ Daily Average Trades (in thousands)
Revenue trades (6)	26%	14%	253.5	221.4	230.4	210.8	201.2
Schwab Investor Services (7)	5%	10%	20.5	18.6	18.6	20.2	19.5
Schwab Institutional ® (7)	31%	14%	19.0	16.7	16.1	13.4	14.5
Schwab Corporate and Retirement Services (7)	8%	8%	1.3	1.2	1.2	1.1	1.2

Total	24%	14%	294.3	257.9	266.3	245.5	236.4

Average Revenue Per Revenue Trade (6)	5%	(5%)	$13.56	$14.27	$14.33	$13.76	$12.89

(1)	All amounts have been adjusted to summarize the impact of the sale of U.S. Trust Corporation (U.S. Trust), which was completed on July 1, 2007, in income from discontinued operations.

(2)	Other revenue in the third quarter of 2006 includes $25 million related to the confidential resolution of a legal matter.

(3)	All amounts have been adjusted to exclude U.S. Trust in light of its sale.

(4)	Includes 365 employees related to the acquisition of The 401(k) Company on March 31, 2007.

(5)	Includes 365 employees related to the acquisition of The 401(k) Company beginning with the second quarter of 2007.

(6)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(7)	Includes eligible trades executed by clients who participate in one or more of the Company's asset-based pricing relationships.

N/M	Not meaningful.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statements of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statements of income and financial and operating highlights include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and CyberTrader, Inc. All periods have been adjusted to summarize the impact of CSC's sale of U.S. Trust Corporation in income from discontinued operations. The consolidated statements of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto for the year ended December 31, 2006 included in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on July 17, 2007. All material intercompany balances and transactions have been eliminated.

**********

Growth in Client Assets and Accounts

(Unaudited)

	Q3-07 % change		2007			2006
(In billions, at quarter end, except as noted)	vs. Q3-06	vs. Q2-07	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	12%	6%	$33.5	$31.7	$31.3	$31.0	$29.8
Proprietary funds (Schwab Funds® and Laudus FundsTM):
Money market funds	26%	9%	160.3	147.4	143.4	135.0	127.0
Equity and bond funds	26%	(4%)	64.3	67.1	61.1	56.2	51.2

Total proprietary funds	26%	5%	224.6	214.5	204.5	191.2	178.2

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	26%	6%	190.8	180.5	171.9	163.2	151.3
Mutual fund clearing services	13%	12%	82.0	73.4	67.6	62.1	72.7
Other third-party mutual funds	40%	1%	224.5	221.4	198.2	173.1	160.1

Total Mutual Fund Marketplace	29%	5%	497.3	475.3	437.7	398.4	384.1

Total mutual fund assets	28%	5%	721.9	689.8	642.2	589.6	562.3

Equity and other securities (1)	21%	3%	547.8	530.4	500.6	487.0	451.6
Fixed income securities	4%	4%	148.3	142.6	141.9	142.0	143.2
Margin loans outstanding	9%	(1%)	(10.8)	(10.9)	(10.3)	(10.4)	(9.9)

Total client assets	22%	4%	$1,440.7	$1,383.6	$1,305.7	$1,239.2	$1,177.0

Client assets by business
Schwab Investor Services (2)	17%	3%	$624.5	$607.3	$582.4	$567.5	$535.5
Schwab Institutional	24%	4%	581.0	556.4	524.5	502.5	468.9
Schwab Corporate and Retirement Services (2)	36%	7%	235.2	219.9	198.8	169.2	172.6

Total client assets by business	22%	4%	$1,440.7	$1,383.6	$1,305.7	$1,239.2	$1,177.0

Net growth in assets in client accounts (for the quarter ended)
Net new client assets (3, 4)	66%	29%	$37.3	$29.0	$54.4	$8.8	$22.5
Net market gains (losses) (4)	(30%)	(60%)	19.8	48.9	12.1	53.4	28.1

Net growth (decline)	13%	(27%)	$57.1	$77.9	$66.5	$62.2	$50.6

New brokerage accounts (in thousands, for the quarter ended)	35%	(11%)	183	206	193	161	136
Clients (in thousands)
Active Brokerage Accounts	3%	1%	6,940	6,880	6,791	6,737	6,717
Banking Accounts	48%	20%	212	177	151	147	143
Corporate Retirement Plan Participants (5)	119%	3%	1,169	1,138	1,091	542	535

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)

In connection with recent organizational changes, the Company is reporting separately client assets for the Schwab Corporate and Retirement Services business, which was historically included in the Schwab Investor Services business. Additionally, the mutual fund clearing services business, which was historically disclosed separately, is included within the Schwab Corporate and Retirement Services business.

(3)

Includes inflows of $17.8 billion in the first quarter of 2007 related to the acquisition of The 401(k) Company. Includes inflows of $3.3 billion and $3.6 billion in the third quarter of 2007 and the fourth quarter of 2006, respectively, related to a mutual fund clearing services client. Includes an outflow of $19.5 billion in the fourth quarter of 2006 related to a mutual fund clearing services client who completed the transfer of these assets to an internal platform. Effective the second quarter of 2007, amount includes balances covered by 401(k) record keeping-only services, which totaled $5.2 billion at May 31, 2007, related to the March 2007 acquisition of The 401(k) Company.

(4)

Effective the third quarter of 2007, amounts include the Company’s mutual fund clearing services business’ daily net settlements, with a corresponding change in net market gains (losses). All prior period amounts have been recast to reflect this change.

(5)

The first quarter of 2007 includes 398,000 related to the acquisition of The 401(k) Company. Effective March 31, 2007, amount also includes 100,000 related to Personal Choice Retirement participants at Schwab.

The Charles Schwab Corporation Monthly Market Activity Report For September 2007

														% change
	2006 Sep	Oct	Nov	Dec	2007 Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1, 2, 3)	6.4	(12.5)	11.3	10.0	10.7	13.9	29.8	3.8	16.9	8.3	13.5	14.7	9.1	(38%)	42%
Net Market Gains (Losses) (3)	11.3	28.3	20.3	4.8	17.2	(15.0)	9.9	31.7	30.4	(13.2)	(26.4)	4.4	41.8

Total Client Assets (2) (at month end, in billions of dollars)	1,177.0	1,192.8	1,224.4	1,239.2	1,267.1	1,266.0	1,305.7	1,341.2	1,388.5	1,383.6	1,370.7	1,389.8	1,440.7	4%	22%

New Brokerage Accounts (in thousands)	45	53	49	59	66	59	68	84	64	58	62	64	57	(11%)	27%
Clients (at month end, in thousands)
Active Brokerage Accounts	6,717	6,713	6,720	6,737	6,754	6,768	6,791	6,835	6,859	6,880	6,898	6,922	6,940	—	3%
Banking Accounts	143	144	146	147	149	150	151	154	165	177	187	200	212	6%	48%
Corporate Retirement Plan Participants (4)	535	540	541	542	570	584	1,091	1,117	1,128	1,138	1,169	1,167	1,169	—	119%
Market Indices (at month end)
Dow Jones Industrial Average	11,679	12,081	12,222	12,463	12,622	12,269	12,354	13,063	13,628	13,409	13,212	13,358	13,896	4%	19%
Nasdaq Composite	2,258	2,367	2,432	2,415	2,464	2,416	2,422	2,525	2,605	2,603	2,546	2,596	2,702	4%	20%
Standard & Poor’s 500	1,336	1,378	1,401	1,418	1,438	1,407	1,421	1,482	1,531	1,503	1,455	1,474	1,527	4%	14%
Clients’ Daily Average Trades (in thousands)
Revenue Trades (5)	200.9	208.5	219.7	204.2	243.2	238.8	211.4	220.7	225.1	218.1	259.5	266.2	231.5	(13%)	15%
Schwab Investor Services (6)	21.0	23.7	20.3	16.1	17.7	20.2	17.9	17.8	21.4	16.7	20.3	20.5	21.3	4%	1%
Schwab Institutional® (6)	14.4	13.9	13.0	13.3	16.3	15.9	16.1	16.8	17.3	15.8	18.9	20.2	17.4	(14%)	21%
Schwab Corporate & Retirement Services (6)	1.1	1.1	1.1	1.2	1.3	1.2	1.2	1.3	1.2	1.1	1.4	1.2	1.2	—	9%

Total	237.4	247.2	254.1	234.8	278.5	276.1	246.6	256.6	265.0	251.7	300.1	308.1	271.4	(12%)	14%

Daily Average Market Share Volume (in millions)
NYSE	1,565	1,592	1,582	1,371	1,634	1,561	1,675	1,538	1,543	1,635	1,662	1,883	1,378	(27%)	(12%)
Nasdaq	1,942	2,019	1,940	1,816	2,222	2,182	2,071	2,074	2,114	2,192	2,226	2,334	1,921	(18%)	(1%)

Total	3,507	3,611	3,522	3,187	3,856	3,743	3,746	3,612	3,657	3,827	3,888	4,217	3,299	(22%)	(6%)

Mutual Fund Net Buys (Sells) (7) (in millions of dollars)
Large Capitalization Stock	546.4	837.6	620.4	285.4	952.1	1,076.6	602.3	138.8	179.2	376.5	496.2	26.8	337.0
Small / Mid Capitalization Stock	(237.1)	(287.9)	(44.8)	12.0	441.1	576.5	370.1	408.9	247.1	247.5	155.3	(362.7)	(2.9)
International	603.2	488.5	682.3	896.9	1,659.3	1,347.3	539.5	1,046.0	874.2	719.5	994.6	235.7	663.1
Specialized	(260.1)	(112.0)	(121.6)	(136.2)	104.7	102.0	16.2	126.4	259.4	62.9	(5.8)	(289.1)	78.6
Hybrid	310.7	275.6	122.8	331.2	498.5	424.4	474.1	411.5	438.6	302.9	190.1	(47.4)	202.1
Taxable Bond	862.8	1,137.3	1,513.0	1,361.9	1,750.7	1,773.0	1,892.8	1,363.5	2,132.9	1,148.7	388.6	(1,908.9)	98.1
Tax-Free Bond	208.3	183.0	239.7	112.8	444.9	388.0	406.7	234.7	465.0	204.7	169.4	(267.4)	111.1
Money Market Funds	1,772.7	1,710.5	2,224.8	2,990.4	1,694.3	2,443.1	2,129.4	(1,747.2)	3,751.1	829.9	3,512.0	6,490.9	876.8

(1)

March 2007 includes inflows of $17.8 billion related to the acquisition of The 401(k) Company. August 2007 and November 2006 include inflows of $3.3 billion and $3.6 billion, respectively, related to a mutual fund clearing services client. October 2006 includes an outflow of $19.5 billion related to a mutual fund clearing services client who completed the transfer of these assets to an internal platform.

(2)	Effective May 2007, amount includes balances covered by 401(k) record keeping-only services, which totaled $5.2 billion at May 31, 2007, related to the March 2007 acquisition of The 401(k) Company.

(3)

Effective August 2007, amounts include the Company’s mutual fund clearing services business’ daily net settlements, with a corresponding change in net market gains (losses). All prior period amounts have been recast to reflect this change.

(4)	March 2007 includes 398,000 related to the acquisition of The 401(k) Company. Effective March 2007, amount also includes 100,000 related to Personal Choice Retirement participants at Schwab.

(5)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(6)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

(7)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.